WisdomTree Trust

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund

(Ticker Symbol: RPUT)

(the “Fund”)

Important Notice

Supplement Dated December 10, 2019

to the Fund’s Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information, as may be effective from time to time

The following information should be read in conjunction with the Fund’s Prospectuses and Statement of Additional Information listed above.

At the recommendation of WisdomTree Asset Management, Inc., the Fund’s investment adviser, after continued review of the product lineup and anticipated limited future prospect of investor demand for the Fund, among other considerations, the Board of Trustees voted to close and liquidate the Fund.

After the close of business on January 17, 2020, the Fund will no longer accept creation orders. The last day of secondary market trading of the Fund’s shares will also be January 17, 2020. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When the Fund commences liquidation of its portfolio, which is anticipated to occur on or around January 18, 2020, but may occur before January 18, 2020, the liquidation process will result in the Fund increasing its cash holdings and deviating from the investment objective and strategies stated in its Prospectus.

It is anticipated that shareholders remaining in the Fund after the last day of trading will have their shares redeemed automatically on or around January 27, 2020 and will receive cash through their broker or other applicable financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on or about January 24, 2020. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in the Fund and that receive cash will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Information Classification: Limited Access